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                                                                  EXHIBIT 23.2




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statements No. 333-23849, 33-87988 and 33-87990 of Pacific Crest Capital, Inc. on Forms S-8 of our report dated February 5, 1998, appearing in this Annual Report on Form 10-K of Pacific Crest Capital, Inc. for the year ended December 31, 1997.

/s/ DELOITTE & TOUCHE LLP
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Los Angeles, California
March 25, 1998


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